EXHIBIT 10.5

                              INDEMNITY AGREEMENT
                            (EBIZ Web Solutions Inc.
                                       and
                             eVision USA.Com, Inc.)


IN CONSD3ERATION of North Shore Credit Union (hereinafter called the "Lender") dealing with Global Growth Management Inc. (hereinafter called the "Borrower"), the undersigned hereby covenant(s), promise(s), and agrees(s) to and with the Lender to pay or cause to be paid to the Lender all present and future debts, obligations and liabilities, direct or indirect or otherwise, now or at any time and from time to time hereafter due or owing to the Lender from or by the Borrower, arising under or secured, inter alia, by a mortgage dated April 28, 2000 granted by the Borrower to the Lender securing the principal sum $1,250,00O.O0 (the "Mortgage") charging that property situate, lying and being in the City of Vancouver and being more particularly known and described as:


               Strata Lots 359 to 390 inclusive
               District Lot 541
               Group 1
               New Westminster District
               Strata Plan LMS1866

               (the 'Lands")

and whether incurred by the Borrower alone or jointly with any other Corporation, person or persons, or otherwise howsoever.

IT IS AGREED that without limiting the generality of the foregoing, the undersigned shall observe and perform or cause to be observed and performed all the covenants, terms, provisos, stipulations and conditions contained in the Mortgage and under any agreement, instrument, security and other obligation collateral thereto, now or hereafter created and issued, granted or made to or with the Lender as they may from time to time be supplemented or amended and in effect (collectively the "Security') to be observed and performed by the Borrower and shall indemnify, protect and save harmless the Lender from all loss, costs, expenses and damage in respect of the Security and every matter and thing therein contained including, without limitation, legal costs on a solicitor and own client basis; provided that this Indemnity shall apply for the full duration of the Security and any renewals thereof.

IT IS FURTHER AGREED that no change in the name, objects, capital stock or constitution of the Borrower, shall in any way affect the liability of the undersigned, or any of them (if more than one), either with respect to transactions occurring before or after any such change, and the Lender shall not be concerned to see or inquire into the powers of the Borrower or any of its directors or other agents, acting or purporting to act on its behalf, and moneys, advances, renewals or credits, in fact borrowed or obtained from the Lender in professed exercise of such powers shall be deemed to form part of the debts and liabilities which the undersigned has/have hereby covenanted, promised and agreed to pay or cause to be paid, notwithstanding that such borrowing or obtaining of moneys, advances, renewals or credits shall be in excess of the powers of the Borrower or of its directors or other agents aforesaid, or be in any way irregular, defective or informal.

IT IS FURTHER AGREED that the Lender, without exonerating in whole or in part the undersigned, or any of them (if more than one), may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from, or from perfecting securities of, may accept compositions from, and may otherwise deal with the Borrower and all other persons (including the undersigned, or any one of them, and any other covenantor or guarantor) and Security, as the Lender may see fit.

AND IT IS FURTHER AGREED that the Lender shall not be obliged to exhaust its recourse against the Borrower or other persons or the securities it may hold before being entitled to payment from the undersigned of all and every of the debts and liabilities which the undersigned has/have hereby covenanted, promised and agreed to pay or cause to be paid. Every Certificate issued under the hand of the Manager or Acting Manager of the Lender for the time being at the Branch where the Borrower's account shall be kept, purporting to show the amount at any particular time due and payable to the Lender, and covered by this indemnity, shall be received as conclusive evidence as against the undersigned and each of them (if more than one), and his or their respective executors, administrators and legal representatives, that such amount is at such time so due and payable to the Lender and is covered hereby.

THIS INDEMNITY shall be governed by and construed in accordance with the laws of the Province of British Columbia and for the purpose of legal proceedings this contract shall be deemed to have been made in the said Province and to be performed there, and the Courts of that Province shall have jurisdiction over all disputes which may arise under this contract, provided always that nothing herein contained shall prevent the Lender from proceeding at its election against the undersigned in the Courts of any other Province or country.

THE TAKING of judgment on any covenant contained herein shall not operate to create any merger or discharge of any liability or obligation of the undersigned hereunder or any of the Security.

IF ANY ONE OR MORE of the provisions contained in this Contract of Indemnity should be determined to be invalid, illegal or unenforceable in any respect such provision or provisions shall be severable from this Indemnity and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

THIS INDEMNITY shall enure to the benefit of and be binding on the parties hereto and their respective heirs, executors, successors, and assigns;

NOTWITHSTANDING any other provision of this Indemnity, the Lender may assign, grant, pledge, sell or transfer any participation in this Indemnity or the Security or any power, remedy or right of the Lender hereunder or thereunder and the obligations and liabilities of the Undersigned hereunder are undertaken for the benefit of each such person as well as the Lender.

Dated at Vancouver, in the Province of British Columbia, this 28th day of April, 2000.


EBIZ Web Solutions Inc.


Per: /s/ Mark Holman
     ---------------------------------------
     Authorized Signatory


eVision USA.Com, Inc.



Per: /s/ Robert H. Trapp
     ---------------------------------------
     Authorized Signatory